UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 28, 2005

MISSION COMMUNITY BANCORP

(Exact name of Registrant as specified in its charter)

CALIFORNIA	333-12982	770559736
(State or other jurisdiction	(File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

581 Higuera Street, San Luis Obispo, CA	93401
(Address of principal executive office)	(Zip Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events

On November 28, 2005, the Registrant’s Board of Directors declared a $0.12 per share cash dividend for holders of the Registrant’s common stock of record on December 5, 2005.  The dividend is payable on or about December 19, 2005.  The cash dividend also applies to Preferred Shares, with Series A Preferred Shares receiving $0.06 per share; and Series B and Series C Preferred Shares receiving $0.12 per share.

Item 9.01.                                          Financial Statement and Exhibits

(a)                                  Financial statements of businesses required

None

(b)                                 Pro forma financial information

None

(c)                                  Exhibit

99.1 – Press Release dated November 29, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 29, 2005	MISSION COMMUNITY BANCORP

By: /s/ ANITA M. ROBINSON
Anita M. Robinson President and Chief Executive Officer